EX-10.9












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                          REGISTRATION RIGHTS AGREEMENT


                                      among


                                  PEAPOD, INC.,

                                       and

                             KONINKLIJKE AHOLD N.V.








                               -----------------

                                   Dated as of

                                 April 14, 2000

                               -----------------


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                                TABLE OF CONTENTS


                                                                            Page


ARTICLE I        DEFINITIONS..................................................1
   Section 1.1.  Definitions..................................................1

ARTICLE II       REGISTRATION RIGHTS..........................................4
   Section 2.1.  Shelf Registration...........................................4
   Section 2.2.  Demand Registration..........................................4
   Section 2.3.  Piggy-Back Registration......................................5
   Section 2.4.  Reduction of Offering........................................6

ARTICLE III      REGISTRATION PROCEDURES......................................8
   Section 3.1.  Filings; Information.........................................8
   Section 3.2.  Registration Expenses.......................................13

ARTICLE IV       INDEMNIFICATION AND CONTRIBUTION............................13
   Section 4.1.  Indemnification by the Company..............................13
   Section 4.2.  Indemnification by Holders of Registrable Securities........14
   Section 4.3.  Conduct of Indemnification Proceedings......................15
   Section 4.4.  Contribution................................................16

ARTICLE V        MISCELLANEOUS...............................................17
   Section 5.1.  Participation in Underwritten Registrations.................17
   Section 5.2.  Distribution................................................17
   Section 5.3.  SEC Reporting...............................................17
   Section 5.4.  Restrictions on Sale........................................18
   Section 5.5.  Notices.....................................................18
   Section 5.6.  Governing Law...............................................19
   Section 5.7.  Entire Agreement............................................20
   Section 5.8.  Modifications and Amendments................................20
   Section 5.9.  Waivers and Extensions......................................20
   Section 5.10. Titles and Headings.........................................20
   Section 5.11. Assignment..................................................20
   Section 5.12. Severability................................................21
   Section 5.13. Counterparts................................................21
   Section 5.14. Further Assurances..........................................21
   Section 5.15. Remedies Cumulative; Specific Performance...................21
   Section 5.16. Other Registration Rights...................................21

                          REGISTRATION RIGHTS AGREEMENT


                  THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of April 14, 2000, by and among Peapod, Inc., a Delaware corporation (the "Company"), and Koninklijke Ahold N.V., a public company with limited liability incorporated under the laws of the Netherlands (the "Purchaser").

     NOW, THEREFORE, the parties hereto hereby agree as follows.


                                    ARTICLE I

                                   DEFINITIONS

     Section 1.1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

     "Additional Piggy-Back Holder" shall mean McLane Group, L.P.

     "Affiliate" shall mean, with respect to any person, any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person and, in the case of a person who is an individual, shall include (i) members of such specified person's immediate family (as defined in Instruction 2 of Item 404(a) of Regulation S-K under the Securities Act) and (ii) trusts, the trustee and all beneficiaries of which are such specified person or members of such person's immediate family as determined in accordance with the foregoing clause (i). For the purposes of this definition, "control," when used with respect to any person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing. Notwithstanding the foregoing, for purposes of this Agreement, the Purchaser and its Affiliates shall not be deemed Affiliates of the Company.

     "Agreement" shall have the meaning set forth in the Preamble.

     "Commission"   shall  mean  the  United  States   Securities  and  Exchange
Commission.

     "Common Stock" shall mean the common stock, par value $.01 per share, of the Company.

     "Company" shall have the meaning set forth in the Preamble.

     "Demanding Holder" shall have the meaning set forth in Section 2.2.

     "Demand Notice" shall have the meaning set forth in Section 2.2.

     "Demand Registration" shall have the meaning set forth in Section 2.2.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     "Final Closing" shall have the meaning set forth in the Purchase Agreement.

     "Holder" shall mean (i) the Purchaser, as the beneficial owner of Registrable Securities and (ii) any other person (a) that is the beneficial owner of Registrable Securities, and (b) to whom the registration rights set forth herein have been assigned in accordance with Section 5.11; provided, that a person shall be deemed the beneficial owner of Registrable Securities if that person has the right to acquire such Registrable Securities, whether or not such acquisition has been effected and disregarding any legal restrictions upon the exercise of such right.

     "Initiating Holders" shall have the meaning set forth in Section 2.2.

     "Minimum Effective Period" shall mean (i) in the case of the Shelf Registration, as long as Holders hold any of the Registrable Securities, and
(ii) in the case of a Demand Registration, a period of at least one hundred eighty (180) days beyond the effective date thereof (or, in either case, such shorter period as is required to complete the distribution of the Registrable Securities included in such registration statement).

     "NASD" shall have the meaning set forth in Section 3.1.

     "Notices" shall have the meaning set forth in Section 5.5.

     "Outside Date" shall mean the date that is one hundred and twenty (120) days after the date hereof or, if the Purchaser exercises any Warrants and as a direct result of such exercise, the Stockholders Meeting (as defined in the Purchase Agreement) is delayed, one hundred and twenty (120) days plus the number of days of such delay after the date hereof.

     "person" shall mean any individual, partnership, corporation, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or agency or political subdivision thereof, or other entity.

     "Piggy-Back Registration" shall have the meaning set forth in Section 2.3.

     "Piggy-Back Holders" shall have the meaning set forth in Section 2.3.

     "Preemptive Rights" shall mean the rights of holders of Series B Preferred Stock to purchase securities pursuant to Section 9 of the Certificate of Designations relating to the Series B Preferred Stock.

     "Purchaser" shall have the meaning set forth in the Preamble.

     "Purchase Agreement" shall mean the purchase agreement, dated as of April 14, 2000, by and between the Company and the Purchaser.

     "Registrable Securities" shall mean (i) shares of Series B Preferred Stock and Warrants issued and sold by the Company to the Purchaser pursuant to the Purchase Agreement, (ii) any securities acquired by the Purchaser pursuant to the exercise of its Preemptive Rights, (iii) shares of Common Stock or any other security received or receivable upon conversion or exercise of any Registrable Securities, (iv) any security received or receivable as a dividend or other distribution with respect to any Registrable Securities, (v) any security received in exchange for or in replacement of any Registrable Securities, (vi) any security issued or issuable with respect to any Registrable Securities as a result of a change or reclassification of Registrable Securities or any capital reorganization of the Company, and (vii) any security received or receivable by a holder in respect of Registrable Securities as a result of a merger or consolidation of the Company; provided, however, that "Registrable Securities" shall not include (a) any securities sold to the public pursuant to a registration statement or Rule 144 under the Securities Act or any similar rule promulgated by the Commission thereunder, or (b) any securities sold in a private transaction in which the transferor's rights hereunder are not assigned in accordance with the requirements of Section 5.11; provided further, that the Company shall have no obligation to register those Registrable Securities of the Holder with respect to which the Company delivers to the Holder an opinion of counsel reasonably satisfactory to such Holder and its counsel to the effect that the proposed sale or disposition of such Registrable Securities for which registration was requested does not require registration under the Securities Act and may be sold pursuant to Rule 144(k) under the Securities Act (or any successor provision thereto).

     "register," "registered" and "registration" shall refer to a registration of securities effected by preparing and filing a registration statement in compliance with the Securities Act and the effectiveness of such registration statement.

     "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     "Selling  Holder" means a Holder who sells or proposes to sell  Registrable
Securities  pursuant  to  any  registration   statement  provided  for  in  this
Agreement.

     "Series B Preferred Stock" shall mean the Series B Convertible Preferred Stock, par value $.01 per share, of the Company.

     "Shares" shall mean, collectively, the Common Stock, the Series B Preferred Stock and the Warrants. Whenever this Agreement refers to a number or percentage of Shares, such number or percentage shall be calculated as if, immediately prior to such calculation, all shares of Series B Preferred Stock had been converted into, and all Warrants had been exercised for, shares of Common Stock in accordance with their terms, regardless of the existence of any restrictions on such conversion or exercise.

     "Shelf Registration" shall have the meaning set forth in Section 2.1.

     "Warrants" shall mean the warrants to purchase Common Stock issued pursuant to the Purchase Agreement.


                                   ARTICLE II

                               REGISTRATION RIGHTS

     Section 2.1. Shelf Registration. Within forty-five (45) days of delivery of a written notice by Holders of more than 50% of the Registrable Securities which notice may be delivered at any time after the earlier to occur of (a) the Final Closing or (b) the termination of the Purchase Agreement, the Company shall prepare and file a shelf registration statement (the "Shelf Registration") on Form S-3, or such other form as the Company may at the time be eligible to use for the registration of securities under the Securities Act providing for the sale by the Holders of all of their Registrable Securities then outstanding, and all Registrable Securities issuable thereafter. The Company may include in the Shelf Registration shares of Common Stock sold for the account of the Company, but no other person.


     Section 2.2. Demand Registration.

     (a) Request for Registration. At any time, and from time to time, the Holders of more than fifty percent (50%) of any type, class or series of Registrable Securities then outstanding shall have the right, by written notice (a "Demand Notice") delivered to the Company, to require the Company to register ("Demand Registration") Registrable Securities having an aggregate offering price to the public in excess of $5,000,000; provided, however, that (i) (x) until the earlier to occur of the Outside Date or the date of the consummation of the Final Closing, the Holders of Registrable Securities shall not have any right to demand a Demand Registration, (y) in the period commencing on the Outside Date and ending on the date of the consummation of the Final Closing, if the Final Closing occurs, the Holders of Registrable Securities shall have the right to demand four (4) Demand Registrations, and (z) at any time after the consummation of the Final Closing, the Holders of Registrable Securities shall have the right to demand an unlimited number of Demand Registrations, and (ii) the Company shall not be required to effect a Demand Registration if within six
(6) months prior to the date of such Demand Notice a Demand Registration pursuant to this Section 2.2(a) shall have been declared or ordered effective by the Commission. The Holders who deliver a Demand Notice (the "Initiating Holders") shall specify in the Demand Notice the number and type, class or series of Registrable Securities to be registered and the intended methods of disposition thereof.


     The Company shall give written notice of any Demand Notice within ten (10) days after the receipt thereof, to each Holder other than the Initiating Holders. Within twenty (20) days after receipt of such notice, any such Holder may request in writing that its Registrable Securities be included in such registration, and the Company shall include in the Demand Registration the Registrable Securities of all such Holders who request to be so included (together with the Initiating Holders, the "Demanding Holders"), subject to the provisions of Section 2.4. Each such request shall specify the number of Registrable Securities proposed to be sold and the intended method of disposition thereof.

     (b) Effective Registration. A registration will be deemed to have been effected as a Demand Registration if it has been declared effective by the Commission and the Company has complied in all material respects with its obligations under this Agreement with respect thereto; provided that a Demand Registration will not be deemed to have been effected, and the Company shall continue to be obligated to effect an additional Demand Registration, if (i) after such registration has become effective, the offering of Registrable Securities pursuant to such registration is or becomes the subject of any stop order, injunction or other order or requirement of the Commission or any other governmental or administrative agency (for any reason other than the acts or omissions of the Demanding Holders), (ii) any court prevents or otherwise limits the sale of Registrable Securities pursuant to such registration (for any reason other than the acts or omissions of the Demanding Holders), (iii) such registration does not remain effective for the Minimum Effective Period, (iv) an event specified in clause (v), (vi) or (vii) of Section 3.1(d) occurs that results in a delay of an underwritten offering and, as a direct result of such delay, the managing underwriter(s) determine that the Registrable Securities cannot be sold at the originally anticipated offering price, or (v) after an event specified in clause (vi) of Section 3.1(d) occurs, Selling Holders determine to withdraw a majority of the Registrable Securities previously included in such registration.

     (c) Withdrawal. The Demanding Holders may withdraw all or any part of their Registrable Securities from a Demand Registration at any time (whether before or after the filing or effective date of such Demand Registration) and, if all such Registrable Securities are withdrawn, may withdraw the demand related thereto. If a registration statement is filed pursuant to a Demand Registration, and subsequently a sufficient number of Registrable Securities are withdrawn from the Demand Registration so that such registration statement does not cover at least the required amount specified by Section 2.2(a), the Company may (or shall, if requested by the Demanding Holders) withdraw the registration statement and if such registration statement is withdrawn prior to the consummation of the Final Closing, it will count as a Demand Registration; provided that if the Demanding Holders bear the expenses associated with such withdrawn registration statement, such registration statement will not count as a Demand Registration and the Company shall continue to be obligated to effect an additional Demand Registration. If the Demanding Holders determine to bear such expenses, such expenses shall be borne ratably by the Demanding Holder(s) whose withdrawal of Registrable Securities resulted in such registration statement not covering the specified required amounts.

     (d) Selection of Underwriter. If the Demanding Holders so elect, the offering of Registrable Securities pursuant to a Demand Registration shall be in the form of an underwritten offering. The majority of the Demanding Holders shall select one or more nationally recognized firms of investment bankers to act as the book-running managing underwriter or underwriters in connection with such offering and shall select any additional investment bankers and managers to be used in connection with the offering; provided that such investment bankers and managers must be reasonably satisfactory to the Company.

     Section 2.3. Piggy-Back Registration. If the Company proposes to file a registration statement (a "Piggy-Back Registration") under the Securities Act with respect to an offering or other sale of equity securities by the Company for its own account or for the account of any holders of any class of its equity securities (other than (i) a Demand Registration, (ii) a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the Commission), or (iii) a registration statement filed in connection with an exchange offer or offering of securities solely to the Company's existing securityholders), then the Company shall give written notice of such proposed filing to the Holders as soon as practicable, in any event at least thirty (30) days before the anticipated filing date, and such notice shall offer each Holder the opportunity to include in such registration such number of Registrable Securities as such Holder may request (which request shall specify the Registrable Securities intended to be disposed of by such Holder and the intended method of distribution thereof). Such Holders shall have twenty (20) days after receipt of such notice from the Company to make such request. All Holders requesting inclusion in the Piggy-Back Registration are referred to herein as "Piggy-Back Holders".

     Any Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any Piggy-Back Registration by giving written notice to the Company of its request to withdraw prior to the date on which the registration statement becomes effective. The Company may withdraw a Piggy-Back Registration at any time prior to the time it becomes effective, provided that the Company shall reimburse the Piggy-Back Holders for all reasonable out-of-pocket expenses (including counsel fees and expenses) incurred prior to such withdrawal.

     No Piggy-Back Registration shall relieve the Company of its obligation to effect any Demand Registration or a Shelf Registration, and no failure to effect a Piggy-Back Registration or complete the sale of securities in connection therewith shall relieve the Company of any other obligation under this Agreement (including, without limitation, the Company's obligations under Sections 3.2 and 4.1).

     Section 2.4. Reduction of Offering.

     (a) Demand Registration. The Company may include in a Demand Registration Registrable Securities for the account of the Demanding Holders and shares of Common Stock for the account of the Company or other stockholders exercising contractual piggy-back registration rights or other stockholders, on the same terms and conditions as the Registrable Securities are included therein for the account of the Demanding Holders; provided, however, that (i) if the managing underwriter(s) of any underwritten offering that is the subject of such Demand Registration have informed the Company in writing that in their opinion the total number of securities that the Demanding Holders, the Company and any other stockholders intend to include in such offering exceeds the number which can be sold in such offering within a price range acceptable to the Holders of a majority of the Registrable Securities requested to be included therein, then
(x) the number of Shares to be offered for the account of any stockholders other than the Demanding Holders shall be reduced (to zero, if necessary) pro rata in proportion to the respective number of Shares requested to be registered by such stockholders, and (y) thereafter, if necessary, the number of Shares to be offered for the account of the Company shall be reduced (to zero, if necessary), to the extent necessary to reduce the total number of Shares requested to be included in such offering to the number of Shares, if any, recommended by such managing underwriter(s) (and if the number of Shares to be offered for the account of stockholders other than the Demanding Holders and for the account of the Company has been reduced to zero, and the number of Shares requested to be included in such offering by the Demanding Holders exceeds the number of Shares recommended by such managing underwriter(s), then the number of Shares to be offered for the account of the Demanding Holders shall be reduced pro rata in proportion to the respective number of Shares requested to be registered by the Demanding Holders) and (ii) if the offering that is the subject of such Demand Registration is not underwritten, only Demanding Holders, and no other party (including the Company), shall be permitted to include securities in such Demand Registration unless the Demanding Holders owning a majority of the Shares included in such Demand Registration consent in writing to the inclusion of such securities therein.

     (b) Piggy-Back Registration.

     (i) Notwithstanding anything to the contrary contained herein, if the managing underwriter(s) of any underwritten offering that is the subject of a
Piggy-Back Registration have informed the Company in writing that in their opinion the total number of Shares that the Company, the Piggy-Back Holders and any other persons desiring to participate in such registration intend to include in such offering exceeds the number which can be sold in such offering without materially and adversely affecting the marketability of the offering, then (x) the number of Shares to be offered for the account of all other persons (other than the Company, the Piggy-Back Holders, the Additional Piggy-Back Holder and any securityholder(s) for whom such registration constitutes an exercise of their demand registration rights) that have requested to include Shares in such registration shall be reduced (to zero, if necessary) pro rata in proportion to the respective number of Shares requested to be included, (y) thereafter, if necessary, the number of Shares to be offered for the account of the Company (if any) shall be reduced (to zero, if necessary), and (z) thereafter, if necessary, the number of Shares to be offered for the account of Piggy-Back Holders and Additional Piggy-Back Holder shall be reduced (to zero, if necessary) pro rata in proportion to the respective number of Shares requested to be included, to the extent necessary to reduce the total number of Shares requested to be included in such offering to the number of Shares, if any, that such managing underwriter(s) believe can be included without materially and adversely affecting the success of the offering; provided that, if such registration contemplates an "over-allotment option" on the part of underwriters, to the extent such over-allotment option is exercised and Holders of the Registrable Securities were excluded from registering any of the Registrable Securities they requested be included in such registration pursuant to the cutback provisions of this Section 2.4(b), then the over-allotment option shall be fulfilled through the registration and sale of such excluded Registrable Securities.

     (ii) If the managing underwriter(s) of any underwritten offering that is the subject of a Piggy-Back Registration notify the Company that the kind of securities that the Piggy-Back Holders intend to include is such as to materially and adversely affect the success of such offering, then (x) the Company shall afford the Piggy-Back Holders the opportunity to exercise, convert or exchange such securities for or into Common Stock concurrently with the consummation of such offering and include such shares of Common Stock in such offering, in which case such shares of Common Stock shall be included subject to clause (i) above, and (y) if one or more Piggy-Back Holders do not so exercise, convert or exchange such securities, such securities to be included in such offering by such Piggy-Back Holders shall be reduced as described in clause (i) above or if such reduction would, in the judgment of the managing underwriter(s), be insufficient to substantially eliminate the adverse effect that inclusion of such securities requested to be included would have on such offering, such securities will be excluded from such offering.


                                   ARTICLE III

                             REGISTRATION PROCEDURES

     Section 3.1. Filings; Information. Whenever the Company is required to effect or cause the registration of Registrable Securities pursuant to Section
2.1 or Section 2.2, the Company will use its reasonable best efforts to effect the registration of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable, and in connection with any such request:

          (a) The Company will as expeditiously as possible prepare and file with the Commission a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its reasonable best efforts to cause such filed registration statement to become and remain effective for the Minimum Effective Period; provided, however, that the Company may postpone the filing of a registration statement, or suspend sales under an effective shelf registration statement, for a period of not more than thirty (30) days if the Company furnishes to each Selling Holder a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for the Company to file a registration statement, or permit sales to be made under an effective shelf registration statement, at such time because (i) it would interfere with any proposed or pending material transaction or (ii) the Company would be required to disclose material non-public information that the Company has a bona fide business purpose for not disclosing; provided, further, that the Company shall only be entitled to postpone a filing or suspend sales once in any twelve-month period. If the Company postpones the filing of a registration statement, or suspends sales under an effective shelf registration statement, it shall promptly notify the Holders in writing when the events or circumstances permitting such postponement or suspension have ended. In the event of any suspension of sales under any registration statement pursuant to this Section 3.1(a), the Company shall extend the period during which such registration statement shall be maintained effective by the number of days in such suspension period.

          (b) The Company will promptly prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement continuously effective (subject to paragraph (a) and the penultimate paragraph of this Section 3.1) for the Minimum Effective Period and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by each Selling Holder included in such registration statement.

          (c) The Company will, at least fifteen (15) days prior to filing a registration statement or prospectus or any amendment or supplement thereto, furnish to each Selling Holder, counsel representing such Selling Holders, and each underwriter, if any, of the Registrable Securities covered by such registration statement copies of such registration statement as proposed to be filed, together with exhibits thereto, which documents will be subject to review and comment by the foregoing as promptly as practicable, but in any event within ten (10) days after delivery, and thereafter furnish to such Selling Holder, counsel and underwriter, if any, for their review and comment such number of copies of such registration statement, each amendment and supplement thereto (in each case, including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents or information as such Selling Holder, counsel or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Selling Holder.

          (d) After the filing of the registration statement, the Company will promptly notify each Selling Holder of Registrable Securities covered by such registration statement, and confirm such notice in writing, (i) when a prospectus or any prospectus supplement or post- effective amendment has been filed and, with respect to a registration statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a registration statement or related prospectus or for additional information, (iii) of the issuance by the Commission or any other Federal or state governmental authority of any stop order suspending the effectiveness of a registration statement or any order preventing or suspending the use of any prospectus or the initiation of any proceedings for that purpose, (iv) if, at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Securities, the representations and warranties of the Company contained in any agreement contemplated by Section 3.1(h) (including any underwriting agreement) cease to be true and correct in any material respect, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (vi) of the happening of any event which makes any statement made in such registration statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or which requires the making of any changes in a registration statement, prospectus or documents incorporated therein by reference so that, in the case of the registration statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that, in the case of the prospectus, it will not contain any untrue statement of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. After the filing of the registration statement, the Company will promptly furnish to each Selling Holder and the managing underwriter, without charge, at least one signed copy of the registration statement.

          (e) The Company will use its reasonable best efforts to (i) register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States as any Selling Holder, the managing underwriters, if any, or their respective counsel reasonably (in light of such Selling Holder's intended plan of distribution) request, and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities in the United States as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable such Selling Holder to consummate the disposition of the Registrable Securities owned by such Selling Holder; provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (e) or (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

          (f) The Company will promptly use its reasonable best efforts to prevent the entry, or obtain the withdrawal, of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any Registrable Securities for sale in any jurisdiction.

          (g) Upon the  occurrence of any event  contemplated  by clause (vi) of
     Section 3.1(d), the Company will (i) promptly prepare a supplement or post-effective amendment to such registration statement or a supplement to the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (ii) promptly make available to each Selling Holder any such supplement or amendment.

          (h) The Company will enter into customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities. All of the representations, warranties and covenants of the Company to or for the benefit of such underwriters shall also be made to and for the benefit of such Selling Holders. None of such agreements shall increase the potential liability of the Selling Holders beyond that otherwise provided in Article IV of this Agreement.

          (i) The Company will make available to each Selling Holder (and will deliver to their counsel) and each underwriter, if any, copies of all correspondence between the Commission and the Company, its counsel or auditors and will also make available for inspection by any Selling Holder, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any such Selling Holder or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers and employees to supply all information reasonably requested by any Inspectors in connection with such registration statement. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such registration statement or (ii) the disclosure or release of such Records is requested or required pursuant to oral questions, interrogatories, requests for information or documents or a subpoena or other order from a court of competent jurisdiction or other process; provided that prior to any disclosure or release pursuant to clause (ii), the Inspectors shall provide the Company, to the extent possible, with prompt notice of any such request or requirement so that the Company may seek an appropriate protective order or waive such Inspectors' obligation not to disclose such Records; and, provided further, that if failing the entry of a protective order or the waiver by the Company permitting the disclosure or release of such Records, the Inspectors, upon advice of counsel, are compelled to disclose such Records, the Inspectors may disclose that portion of the Records which counsel has advised the Inspectors that the Inspectors are compelled to disclose. Each Selling Holder agrees that information obtained by it solely as a result of such inspections (not including any information obtained from a third party who, insofar as is known to the Selling Holder after reasonable inquiry, is not prohibited from providing such information by a contractual, legal or fiduciary obligation to the Company) shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company or its Affiliates unless and until such information is made generally available to the public other than as a result of disclosure by such Selling Holder in breach of this provision. Each Selling Holder further agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

          (j) In the case of an underwritten offering, the Company will furnish to each Selling Holder and to each underwriter, a signed counterpart, addressed to such Selling Holder or underwriter, of (i) an opinion or opinions of outside counsel to the Company, and (ii) a comfort letter or comfort letters from the Company's independent certified public accountants (and if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and/or financial data are, or are required to be, included in the registration statement), each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the Selling Holders or the managing underwriter therefor reasonably requests.

          (k) The Company will otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning on the first day of any fiscal quarter next succeeding the effective date of the registration statement, which earnings statement shall cover such twelve month period and shall satisfy the provisions of Section 11(a) of the Securities Act.

          (l) If requested by the Selling Holders owning a majority of the Shares that constitute Registrable Securities included in such registration statement, the Company will use its reasonable best efforts (a) to cause any class of Registrable Securities to be listed on a national securities exchange (if such securities are not already so listed) and on each additional national securities exchange on which similar securities issued by the Company are then listed (if any), if the listing of such Registrable Securities is then permitted under the rules of such exchange or (b) to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the National Association of Securities Dealers, Inc. (the "NASD").

          (m) In connection with an underwritten offering, the Company will participate, to the extent reasonably requested by the managing underwriter for the offering or the Selling Holders, in customary efforts to sell the securities under the offering, including, without limitation, participating in "road shows"; provided that the Company shall not be obligated so to participate in more than one such offering pursuant to a Shelf Registration or a Demand Registration in any 12-month period.

     The Company may require each Selling Holder to promptly furnish in writing to the Company such information regarding the distribution of the Registrable Securities by such Selling Holder as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration including, without limitation, all such information as may be requested by the Commission or the NASD. The Company may exclude from such registration any Holder who fails to provide such information.

     Each Selling Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in clauses (iii),
(v) and (vi) of Section 3.1(d), such Selling Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Selling Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.1(g), and, if so directed by the Company, such Selling Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Selling Holder's possession of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In the event the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective by the number of days during the period from and including the date of the giving of notice pursuant to clause (iii), (v) or (vi) of Section 3.1(d) to the date when the Company shall make available to the Selling Holders a prospectus supplemented or amended to conform with the requirements of Section 3.1(g).

     In connection with any Piggy-Back Registration that includes Registrable Securities, the Company will take the actions contemplated by paragraphs (c),
(d), (e), (f), (g), (i), (j), (k) and (l) above.

     Section 3.2. Registration Expenses. In connection with the Shelf Registration, every Demand Registration and every Piggy-Back Registration that includes Registrable Securities, the Company shall pay the following registration expenses incurred in connection with such registration (the "Registration Expenses"): (i) all registration and filing fees, (ii) fees and expenses of compliance with securities or blue sky laws and of determination of eligibility of the Registrable Securities for investment under the laws of such jurisdiction as the managing underwriters or Holders of a majority of the Registrable Securities being sold may designate (including reasonable fees and disbursements of counsel in connection therewith), (iii) printing expenses (including printing certificates for the Registrable Securities to be sold and the prospectuses), messenger and delivery expenses, duplication, word processing, and telephone expenses, (iv) the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties, the expenses of any annual audit or quarterly review, the expense of any liability insurance) and all fees and expenses incident to the performance of or compliance with this Agreement by the Company, (v) the fees and expenses incurred in connection with the listing of the Registrable Securities, (vi) fees and disbursements of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters requested pursuant to Section 3.1(j)), reasonable fees and disbursements of all underwriters (excluding discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the
Registrable Securities), (vii) the fees and expenses of any special experts retained by the Company in connection with such registration, (viii) reasonable fees and expenses of one firm of counsel for the Holders, which counsel shall be chosen by Holders of a majority of the Shares included in such registration statement, and (ix) fees and disbursements of any transfer agent for the Registrable Securities. The Company shall have no obligation to pay any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities.


                                   ARTICLE IV

                        INDEMNIFICATION AND CONTRIBUTION

     Section 4.1. Indemnification by the Company. The Company agrees to indemnify, to the fullest extent permitted by law, and hold harmless each Selling Holder, its partners, officers, directors, employees and agents, and each person, if any, who controls such Selling Holder within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act, together with the partners, officers, directors, employees and agents of such controlling person (collectively, the "Controlling Persons"), from and against any loss, claim, damage, liability, reasonable attorneys' fee, cost or expense and costs and expenses (including, without limitation, costs of preparation and attorneys' fees and disbursements) of investigating and defending any such claim (collectively, the "Damages"), joint or several, and any action in respect thereof to which such Selling Holder, its partners, officers, directors, employees or agents, or any such Controlling Person may become subject under the Securities Act or otherwise, insofar as such Damages (or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities or any preliminary prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based upon information furnished in writing to the Company by a Selling Holder or underwriter expressly for use therein, and shall reimburse each Selling Holder, its partners, officers, directors, employees and agents, and each such Controlling Person for any legal and other expenses reasonably incurred by that Selling Holder, its partners, officers, directors, employees and agents, or any such Controlling Person in investigating or defending or preparing to defend against any such Damages or proceedings; provided, however, that the Company shall not be liable to any Selling Holder to the extent that (a) any such Damages arise out of or are based upon an untrue statement or omission made in any preliminary prospectus if (i) such offering does not involve an underwriter, (ii) such Selling Holder was informed by the Company of such untrue statement or omission and such Selling Holder was provided copies of the final prospectus by the Company and was informed by the Company of the correction therein of the untrue statement or omission, but such Selling Holder failed to send or deliver a copy of the final prospectus with or prior to the delivery of written confirmation of the sale by such Selling Holder to the person asserting the claim from which such Damages arise, and (iii) the final prospectus would have corrected such untrue statement or such omission; or
(b) any such Damages arise out of or are based upon an untrue statement or omission in any prospectus if (i) such offering does not involve an underwriter,
(ii) such untrue statement or omission is corrected in an amendment or supplement to such prospectus, and (iii) such Selling Holder was informed by the Company of such untrue statement or omission and, having previously been furnished by or on behalf of the Company with copies of such prospectus as so amended or supplemented sufficiently prior to the sale of Registrable Securities and informed by the Company of the correction therein of the untrue statement or omission, such Selling Holder thereafter fails to deliver such prospectus as so amended or supplemented prior to or concurrently with the sale of a Registrable Security to the person asserting the claim from which such Damages arise. The Company also agrees to indemnify any underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution of the Registrable Securities, their respective officers and directors and each person who controls such underwriters on substantially the same basis as that of the indemnification of the Selling Holders provided in this Section 4.1.

     Section 4.2. Indemnification by Holders of Registrable Securities. Each Selling Holder agrees, severally but not jointly, to indemnify and hold harmless the Company, its officers, directors, employees and agents and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, together with the partners, officers, directors, employees and agents of such controlling person, to the same extent as the foregoing indemnity from the Company to such Selling Holder, but only with reference to information related to such Selling Holder, or its plan of distribution, furnished in writing by such Selling Holder or on such Selling Holder's behalf expressly for use in any registration statement or prospectus relating to such Selling Holder's Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus. In case any action or proceeding shall be brought against the Company or its officers, directors, employees or agents or any such controlling person or its partners, officers, directors, employees or agents, in respect of which indemnity may be sought against such Selling Holder, such Selling Holder shall have the rights and duties given to the Company, and the Company or its officers, directors, employees or agents, controlling person, or its partners, officers, directors, employees or agents, shall have the rights and duties given to such Selling Holder, under Section 4.1. Each Selling Holder also agrees to indemnify and hold harmless each other Selling Holder and any underwriters of the Registrable Securities, and their respective officers and directors and each person who controls each such other Selling Holder or underwriter on substantially the same basis as that of the indemnification of the Company provided in this Section
4.2. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above, with respect to information so furnished in writing by such persons specifically for inclusion in any prospectus or registration statement. In no event shall the liability of any Selling Holder be greater in amount than the dollar amount of the net proceeds received by such Selling Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

     Section 4.3. Conduct of Indemnification Proceedings. Promptly after receipt by any person in respect of which indemnity may be sought pursuant to Section
4.1 or 4.2 (an "Indemnified Party") of notice of any claim or the commencement of any action, the Indemnified Party shall, if a claim in respect thereof is to be made against the person against whom such indemnity may be sought (an "Indemnifying Party"), notify the Indemnifying Party in writing of the claim or the commencement of such action, provided that the failure to notify the Indemnifying Party shall not relieve it from any liability except to the extent that the Indemnifying Party is materially prejudiced as a result of such failure. If any such claim or action shall be brought against an Indemnified Party, and it shall notify the Indemnifying Party thereof, the Indemnifying Party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified Indemnifying Party, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party; provided, that the Indemnifying Party acknowledges, in a writing in form and substance reasonably satisfactory to such Indemnified Party, such Indemnifying Party's liability for all Damages of such Indemnified Party to the extent specified in, and in accordance with, this Article IV. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided that the Indemnified Party shall have the right to employ separate counsel to represent the Indemnified Party and its controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, but the fees and expenses of such counsel shall be for the account of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or
(ii) in the reasonable judgment of such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest between them, it being understood, however, that the Indemnifying Party shall not, in connection with any one such claim or action or separate but substantially similar or related claims or actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all Indemnified Parties. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding. Whether or not the defense of any claim or action is assumed by the Indemnifying Party, such Indemnifying Party will not be subject to any liability for any settlement made without its consent, which consent will not be unreasonably withheld.

     Section  4.4.  Contribution.  If the  indemnification  provided for in this
Article IV is unavailable to the Indemnified Parties in respect of any Damages referred to herein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Damages (i) as between the Company and the Selling Holders, on the one hand, and the underwriters, on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Holders, on the one hand, and the underwriters, on the other, from the offering of the Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company and the Selling Holders, on the one hand, and of the underwriters, on the other, in connection with the statements or omissions which resulted in such Damages, as well as any other relevant equitable considerations, and (ii) as between the
Company, on the one hand, and each Selling Holder, on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each Selling Holder in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Holders, on the one hand, and the underwriters, on the other, shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Holders bear to the total underwriting discounts and commissions received by the underwriters, in each case, as set forth in the table on the cover page of the prospectus. The relative fault of the Company and the Selling Holders, on the one hand, and of the underwriters, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Holders or by the underwriters. The relative fault of the Company, on the one hand, and of each Selling Holder, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation (even if the Selling Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the Damages referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 4.4, no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any Damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Selling Holder were offered to the public (less underwriting discounts and commissions) exceeds the amount of any Damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each Selling Holder's obligation to contribute pursuant to this Section 4.4 is several and not joint.

     The indemnity, contribution and expense reimbursement obligations contained in this Article IV are in addition to any liability any Indemnifying Party may otherwise have to an Indemnified Party or otherwise. The provisions of this
Article IV shall survive, notwithstanding any transfer of the Registrable Securities by any Holder or any termination of this Agreement.


                                    ARTICLE V

                                  MISCELLANEOUS

     Section 5.1. Participation in Underwritten Registrations. No person may participate in any underwritten registration hereunder unless such person (a) agrees to sell such person's securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements, and (b) timely completes and executes all questionnaires, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and this Agreement; provided that (i) no Selling Holder shall be required to make any representations or warranties except those which are customary for a selling holder of securities, and (ii) the liability of each Selling Holder to any underwriter under such underwriting agreement will be limited to liability arising from material misstatements or omissions in the relevant registration statement or the relevant prospectus regarding such Selling Holder and its intended method of distribution that were based upon information furnished in writing by such Selling Holder to the Company expressly for use therein and any such liability shall not exceed an amount equal to the amount of net proceeds such Selling Holder derives from such registration.

     Section 5.2. Distribution. During such time as any Selling Holder may be engaged in a distribution (within the meaning of Regulation M promulgated under the Exchange Act) of the Registrable Securities, such Selling Holder shall comply with Regulation M and pursuant thereto it shall, among other things; (i) not engage in any stabilization activity in connection with the securities of the Company in contravention of such regulation.

     Section 5.3. SEC Reporting.

     (a) Rules 144 and 144A. The Company shall timely file any reports required to be filed by it under the Securities Act and the Exchange Act and, if at any time the Company is not required to file such reports, the Company will, upon the request of any Holder or prospective purchaser from such Holder, make available such information necessary to permit sales pursuant to Rule 144A, and shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 or Rule 144A under the Securities Act, as such Rules may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

     (b) S-3 Eligibility. The Company shall use its best efforts to maintain its eligibility to use Form S-3 under the Securities Act.

     Section 5.4. Restrictions on Sale.

     (a) By the Company. The Company agrees, and shall use its best efforts to cause its Affiliates to agree, (i) not to effect any public sale or distribution of any equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the 7 days prior to, and during the 90-day period beginning on, the effective date of any registration statement (except as part of such registration statement) filed by the Company, in the case of an underwritten offering, if, and to the extent, reasonably requested by the managing underwriter or underwriters, and (ii) to use its best efforts to ensure that any agreement entered into after the date hereof pursuant to which the Company issues or agrees to issue any privately placed securities (other than to officers or employees) shall contain a provision under which holders of such securities agree not to effect any sale or distribution of any such securities during the periods described in (i) above, in each case, including a sale pursuant to Rule 144 or Rule 144A under the Securities Act (except as part of any such registration, if permitted); provided, however, that the provisions of this paragraph shall not prevent (x) the conversion or exchange of any securities pursuant to their terms into or for other securities or (y) the issuance of any securities to employees of the Company or pursuant to any employee plan.

     (b) By the Holders. Each Holder agrees, and shall use its best efforts to cause its Affiliates to agree, not to effect any public sale or distribution of any equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the 7 days prior to, and during the 90-day period beginning on, the effective date of any registration statement (except as part of such registration statement) filed by the Company, in the case of an underwritten offering if, and to the extent, reasonably requested by the managing underwriter(s); provided that all executive officers and directors of the Company agree to similar restrictions, which the Company will use its reasonable best efforts to enforce and provided further that the Company informs such Holder of the expected effective date at least fifteen (15) days prior thereto. Notwithstanding the provisions of the preceding sentence, a Holder may sell any or all of its Registrable Securities in a private sale.

     Section 5.5. Notices. All notices, demands, requests, consents, approvals or other communications (collectively, "Notices") required or permitted to be given hereunder or which are given with respect to this Agreement shall be in writing and shall be personally served, delivered by a reputable air courier service with tracking capability, with charges prepaid, or transmitted by hand delivery or facsimile, addressed as set forth below, or to such other address as such party shall have specified most recently by written notice. Notice shall be deemed given on the date of service or transmission if personally served or transmitted by facsimile. Notice otherwise sent as provided herein shall be deemed given on the next business day following delivery of such notice to a reputable air courier service.

     If to the Company, to it at:

           Peapod, Inc.
           9933 Woods Drive
           Skokie, IL  60077
           Attention:  Andrew Parkinson, Chairman
           Facsimile:  (847) 583-9495

     with a copy (which shall not constitute notice) to:

           Sidley & Austin
           Bank One Plaza
           10 South Dearborn Street
           Chicago, IL  60603
           Attn:  Christine A. Leahy
           Facsimile:  (312) 853-7036

     if to the Purchaser:

           Koninklijke Ahold N.V.
           Albert Heijnweg 1
           1507 EH Zaandam, The Netherlands
           Attention:  Ton van Tielraden, Esq.
           Facsimile: (31-75) 659-8366

     and a copy (which shall not constitute notice) to:

           White & Case LLP
           1155 Avenue of the Americas
           New York, New York 10036
           Attention:  Maureen S. Brundage, Esq./John M. Reiss, Esq.
           Facsimile: (212) 354-8113

     If to any other Holder, to it at the address(es) or facsimile number(s) set forth in the notice referred to in Section 5.11 with respect to such Holder.

     Section 5.6. Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the laws of the State of New York, and each party hereto submits to the non-exclusive jurisdiction of the state and federal courts within the County of New York in the State of New York. Any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York and, by execution and delivery of this Agreement, each party hereto hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each party hereto further irrevocably consents to the service of process out of any of the aforementioned courts in any action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth in
Section 5.5, such service to become effective seven days after such mailing. Nothing herein shall affect the right of either party to serve process in any of the matters permitted by law or to commence legal proceedings or otherwise proceed against the other party in any other jurisdiction. Each party hereto hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

     Section 5.7. Entire Agreement. This Agreement (including all agreements entered into pursuant hereto and all certificates and instruments delivered pursuant hereto and thereto) constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written, with respect to the subject matter hereof, including, without limitation, the Letter Agreement.

     Section 5.8. Modifications and Amendments. No amendment, modification or termination of this Agreement shall be binding upon any other party unless executed in writing by (a) the Company and (b) by the Holders of a majority of the Shares held by all Holders that constitute Registrable Securities.

     Section 5.9. Waivers and Extensions. Any party to this Agreement may waive any right, breach or default which such party has the right to waive, provided that such waiver will not be effective against the waiving party unless it is in writing, is signed by such party, and specifically refers to this Agreement. Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred. Any waiver may be conditional. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof nor of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligations or acts shall be deemed a waiver or extension of the time for performance of any other obligations or acts.

     Section 5.10. Titles and Headings. Titles and headings of sections of this Agreement are for convenience only and shall not affect the construction of any provision of this Agreement.

     Section 5.11. Assignment. This Agreement and the rights, duties and obligations hereunder may not be assigned or delegated by the Company. This Agreement and the rights, duties and obligations hereunder may be assigned or delegated by any Holder to a transferee or assignee of Registrable Securities; provided, however, that the Company shall not be obligated to recognize any such assignment or delegation, and such transferee or assignee shall not become a Holder, unless (a) the Company has received written notice of the name and address of such transferee or assignee and of the Registrable Securities with respect to which such assignment and/or delegation has been made, and (b) such transferee or assignee agrees to be bound by this Agreement as if such transferee or assignee was an original Purchaser. This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and their respective successors and permitted assigns.

     Section 5.12. Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

     Section 5.13. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

     Section 5.14. Further Assurances. Each party hereto, upon the request of any other party hereto, shall take all such further acts and execute, acknowledge and deliver all such further instruments and documents as may be necessary or desirable to carry out the transactions contemplated by this Agreement.

     Section 5.15. Remedies Cumulative; Specific Performance. The remedies provided herein shall be cumulative and shall not preclude the assertion by any party hereto of any other rights or the seeking of any remedies against the other party hereto. In the event of a breach or a threatened breach by any party to this Agreement of its obligations under this Agreement, any party injured or to be injured by such breach will be entitled to specific performance of its rights under this Agreement or to injunctive relief, in addition to being entitled to exercise all rights provided in this Agreement and granted by law. The parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that the remedy at law, including monetary damages, for breach of any such provision will be inadequate compensation for any loss and that any defense or objection in any action for specific performance or injunctive relief that a remedy at law would be adequate is waived.

     Section 5.16. Other Registration Rights. Without the written consent of the Holders of a majority of the Shares held by all Holders that constitute Registrable Securities, the Company shall not grant to any person the right to request the Company to register any securities of the Company under the Securities Act unless the rights so granted are subject to the prior rights of the Holders of Registrable Securities set forth herein, and are not otherwise in conflict or inconsistent with the provisions of, this Agreement.


                                      * * *

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                         PEAPOD, INC.
                                         a Delaware corporation

                                         By:      ______________________________
                                         Name:    ______________________________
                                         Title:   ______________________________

KONINKLIJKE AHOLD N.V.

By:   _____________________________
      Name:
      Title:


Nominee (if different than name of Purchaser): _______________


Securities to be Purchased at first Closing

_______ shares of Series B Preferred Stock
_______ Warrants


Securities to be Purchased at second Closing

_______ shares of Series B Preferred Stock
_______ Warrants


Securities to be Purchased at third Closing

_______ shares of Series B Preferred Stock
_______ Warrants